                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                              --------------------


                       DATE OF REPORT: SEPTEMBER 20, 2000

                              --------------------

                            ROCKY SHOES & BOOTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              --------------------


    Ohio                                             0-21026                            31-1364046
-----------                                 --------------------------                  ----------
(STATE OR OTHER                                (COMMISSION FILE NO.)                    (IRS EMPLOYER
JURISDICTION OF                                                                         IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              --------------------


                              39 East Canal Street
                             Nelsonville, Ohio 45764
                                 (740) 753-1951
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                              --------------------


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                              --------------------

ITEM 5.     OTHER ITEMS.

         On September 20, 2000, Rocky Shoes & Boots, Inc., an Ohio corporation (the "Company"), issued a press release announcing that the Company completed a refinancing of its bank credit facilities with GMAC Business Credit, LLC ("GMAC"). The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference. The Loan and Security Agreement, dated September 18, 2000, among the Company, Lifestyle Footwear, Inc., and GMAC, is included as Exhibit 10.1 to this Form 8-K and is incorporated herein by this reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ROCKY SHOES & BOOTS, INC.



Date:  September 20, 2000          By: /s/ David Fraedrich
                                       ----------------------
                                       David Fraedrich, Executive Vice President
                                       and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                        Description

10.1 Loan and Security Agreement, dated September 18, 2000, among Rocky Shoes & Boots, Inc., Lifestyle Footwear, Inc., and GMAC Business Credit, LLC.

99 Press Release, dated September 20, 2000, entitled "Rocky Shoes & Boots, Inc. Announces $50 Million Credit Facility."